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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                February 25, 1998



                        PHOENIX INFORMATION SYSTEMS CORP.
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             (Exact Name Of Registrant As Specified In Its Charter)


Delaware                         0-26532                    13-3337797
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(State or Other Jurisdiction     (Commission                (IRS Employer
of Incorporation)                File Number)               Identification No.)


100 Second Avenue South, Suite 1100, St. Petersburg,  Florida         33701
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 (Address Of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code: (813)  894-8021
                                                    ---------------



                    -----------------------------------------------------------
                    Former Name or Former Address, if Changed Since Last Report

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         On February 25, 1998, after the granting of an order by the United States Bankruptcy Court for the District of Delaware (enclosed herewith as
Exhibit 10.46 to Phoenix's Current Report on Form 8-K), Phoenix Information Systems Corp. ("Phoenix") completed the transaction with S-C Phoenix Partners whereby Phoenix and its wholly-owned subsidiaries sold substantially all of their assets free and clear of liens, claims, and encumbrances for $20 million.

         Phoenix is a publicly traded holding company incorporated in Delaware. Phoenix owns a 70% interest in a joint venture with China Southern Airlines, named Hainan Phoenix Information Systems Ltd. Phoenix had not generated any significant revenues, earnings or history of operations from inception through November 30, 1997. Consequently, Phoenix's continued existence depended primarily upon its ability to raise capital. On December 3, 1997, Phoenix announced that after an extensive and unsuccessful search for additional financing it and two of its subsidiaries, Phoenix Systems Group, Inc. ("PSG") and Phoenix Systems Ltd. ("PSL") had determined to seek protection under Chapter 11 of the Bankruptcy Code. (ref: Phoenix's Current Report on Form 8-K, date of earliest event reported December 3, 1997). Phoenix also announced that, subject to court approval, it had arranged for debtor-in-possession financing and a sale of substantially all its assets to S-C Phoenix Partners, a major shareholder.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

                  Not applicable

         (c)      Exhibits

10.46 Memorandum Opinion and Order Authorizing The Sale Of Substantially All Of The Debtors' Assets Free And Clear Of Liens, Claims and Encumbrances, The Assumption And Assignment Of Certain Executory Contracts And Leases, And The Assumption Of Certain Liabilities, dated February 5, 1998.

10.47 Press Release Issued by Phoenix Information Systems Corp. on February 27, 1998.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Phoenix has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Phoenix Information Systems Corp.
                                       ---------------------------------
                                                 (Registrant)


Date  March 11, 1998                   By    /s/ Peter J. Ford
     ----------------                      ------------------------------
                                                  (Signature)

                                       Peter J. Ford, Vice President & CFO
                                       ----------------------------------------
                                       (Print the name and title of the signing officer)

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                              EXHIBITS TO FORM 8-K

               DATE OF EARLIEST EVENT REPORTED: FEBRUARY 25, 1998

                                      FOR

                       PHOENIX INFORMATION SYSTEMS CORP.


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                                INDEX OF EXHIBITS



10.46 Memorandum Opinion and Order Authorizing The Sale Of Substantially All Of The Debtors' Assets Free And Clear Of Liens, Claims and Encumbrances, The Assumption And Assignment Of Certain Executory Contracts And Leases, And The Assumption Of Certain Liabilities, dated February 5, 1998.

10.47 Press Release Issued by Phoenix Information Systems Corp. on February 27, 1998.